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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC   20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 1997

                                Geographics, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

                                     Wyoming
                                     -------
         (State or other jurisdiction of incorporation or organization)

       000-26756                                     87-0305614
       ---------                                     ----------
(Commission File Number)                (I.R.S. Employer Identification No.)

                1555 Odell Road, P.O. Box 1750, Blaine, WA  98231
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (360) 332-6711
                                 --------------
              (Registrant's telephone number, including area code)

                               Page 1 of 3 pages.
                            Exhibit Index at page 3.

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Item 5.   Other Events

          On June 12, 1997, Geographics, Inc. (the "Company") issued a press release disclosing announcing preliminary results for the year ended March 31, 1997. The text of that press release is included with this report as
Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

          99.1   Press release dated June 12, 1997.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GEOGRAPHICS, INC.

          Dated: June 12, 1997          By: /s/ Ronald S. Deans
                                           -------------------------------------
                                           Ronald S. Deans
                                           President, Chief Executive Officer,
                                           Chief Financial Officer and Secretary


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                                GEOGRAPHICS, INC.

                                  EXHIBIT INDEX
                          to Interim Report on Form 8-K


          99.1      Press release dated June 12, 1997.


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